                                                                EXHIBIT 10.15

                                                                *THESE ITEMS MUST APPEAR ON ALL SHIPPING AND BILLING
                        Blanket Order Release           Blanket order number (if any)           Purchase Order Number, or Release
          [FORD LOGO]           Original                                                        Authorization when blanket order
                                                                                                is entered

    *SHIP TO                                              055834                                *No. A10 RL95 040929
        FORD MOTOR CO
        21500 OAKWOOD REC C BODY ENGR                   F.O.B.(TITLE TRANSFER POINT)                    DATE OF ORDER
        DEARBORN, MI 48121                                DESTINATION                                   03/23/95

                                                        TRANSPORTATION TERMS                            DELIVERY DATE
                                                          PREPAID (BY SELLER)                           04/20/95

                                                        PAYMENT TERMS
                                                          NET 15TH & 30TH PROX

                                                        ROUTING                                            FUNDS
                                                          SELLER'S DELIVERY                             U.S. DOLLAR

                                        Q479D                 SALES AND                     *INVOICE TO
        NATIONAL TECHTEAM INC                                 USE TAXES
        22000 GARRISON AVE                              Do not bill sales or use tax         DO NOT INVOICE
        DEARBORN, MI 48124                              because purchases are covered        ERS CODE 2                  FM2150
                                                        by direct pay permit or are          SEE INSTRUCTIONS BELOW
                                                        for resale.
                                                        Permit No.

    SELLER, agrees to sell and deliver                  See Section 15 for additional
    supplies or services specified herein               information and instructions.


-------------------------------------------------------------------------------
  LINE#  *  ITEM NUMBER  *                 QUANTITY* U/M*         UNIT PRICE
-------------------------------------------------------------------------------
   001  PLANT PART # - MISC 513742              1   LOT        1,183,733.000000
        PROVIDE THE FOLLOWING SERVICES TO ASSIST FORD MOTOR CO.
        IN PERFORMING 12,000 COMPUTER MOVES IN SUPPORT OF FORD
        2000 IN THE GREATER DEARBORN AREA (PER QUOTATION DATED
        03-03-95 AND AMENDED 03-08-95):
        * DE-INSTALL COMPUTERS AT BASE (ORIGINATING) LOCATION
        * PACKAGE FOR TRANSPORT
        * RE-INSTALL COMPUTERS AT NEW LOCATION (DESTINATION)
        * LOAD SOFTWARE, CONFIGURE SYSTEM, PERFORM SYSTEM
          CHECK AND CHECKOUT
        TECHNICAL SPECIALIST CLASSIFICATIONS PERFORMING THIS
        CONTRACT INCLUDE, PER PRESENT NTT BLANKET ORDER:
        0000 10 MI SC B0621407 ($3895/mth),
        0000 30 MI SC B0621413 ($5110/mth) AND
        000 60 MI SC BO621421 ($6175/mth)

DO NOT INVOICE.  FORD'S PAYMENT OBLIGATION IS AS
SPECIFIED IN PURCHASE ORDER.  IF A PRICE IS NOT
CORRECT, SEND PRICE ADVICE WITHIN 10 CALENDAR DAYS
OF SHIPMENT.  MAIL OR FAX PRICE ADVICE TO: FORD
MOTOR COMPANY, P.O. BOX 6015, DEARBORN, MI 48121,
FAX: (313) 458-0153.  IF PAYMENT DOES NOT AGREE WITH
PRICE ADVICE, CONTACT PRICE ADVICE ADMINISTRATION               NTW-SP-0000-00
AT (313) 458-0162.  IF PAYMENT IS NOT RECEIVED OR
PAYMENT REFLECTS INCORRECT QUANTITY, CONTACT REQUESTER
SHOWN ON THIS ORDER.  IF ORDER SPECIFIES PREPAID
AND SUMMARY FREIGHT, INVOICE FREIGHT TO P.O. BOX
6015.  DIRECT EVALUATED RECEIPT SETTLEMENT (ERS) OR
PAYMENT INQUIRIES TO (313) 248-4860.

  FOR ADDITIONAL INFORMATION, CONTACT: TOM WILSON 313-594-2156.
                                                        TOTAL $1,183,733.00
REQUESTOR:  TOM WILSON - 3135942156
   BUYER :  MARK SWEDAN (4752) - (313)-337-3347
REQUISITION# : RQ95081R48
                   PAGE 1 OF 1          1 = LINE ITEM COUNT


*Each month - put grand total to 41000.
 Then give Karen copy of billing report
 to she can reclass from 41000 to 11000
 that portion.

GRAP759B        C P A R S REQUEST TO PURCHASE (REQUISITION)     DIV: A PLT: 10
03/23/95

 Blanket No.      Requisition No.      Procurement No.       From Prior Doc.
BKBO 055834        RQ95 081R48            040929

Requested By: TOM WILSON        Code: 409  Dept: PTF    Phone: (313)-594-2156

Purpose: MOVE PRODUCT DEVEL COMPUTERS AS REQUIRED BY FORD 2000 REORG.
Program:
                              Buyer: 4752       Requested Delivery: 04/20/95
PPPPP  N   N
P   P  NN  N
PPPPP  N N N                  Ship To:  FORD MOTOR CO
P      N  NN                   FM1BB    21500 OAKWOOD REC C BODY ENGR
P      N   N                            DEARBORN         MI   48121

Last Updated: 03/22/95        Supplier: NATIONAL TECHTEAM INC
              1:00 PM          Q479D    22000 GARRISON AVE
                                        DEARBORN         MI   48124

                  GEN S/ACC S/D   DEPT  PROD  BAL REF   MISC REF/W.0.
     Account No:

                                                      PRICE ATTACHMENT
LINE --ITEM-NUMBER-- -QUANTITY- UM -------PRICE------- TYPE TYPE DATE
 ------------DESCRIPTION-------------------------DESCRIPTION-----------------

001   MISC 513742           1   LO    1,183,733.00      E
 PROVIDE THE FOLLOWING SERVICES TO ASSIST FORD MOTOR CO. IN PERFORMING 12,000
 COMPUTER MOVES IN SUPPORT OF FORD 2000 IN THE GREATER DEARBORN AREA (PER
 QUOTATION DATED 03-03-95 AND AMENDED 03-08-95):
 * DE-INSTALL COMPUTERS AT BASE (ORIGINATING) LOCATION
 * PACKAGE FOR TRANSPORT
 * RE-INSTALL COMPUTERS AT NEW LOCATION (DESTINATION)
 * LOAD SOFTWARE, CONFIGURE SYSTEM, PERFORM SYSTEM CHECK AND CHECKOUT
 TECHNICAL SPECIALIST CLASSIFICATIONS PERFORMING THIS CONTRACT INCLUDE, PER
 PRESENT NTT BLANKET ORDER:  0000 10 MI SC B0621407, 0000 30 MI SC B0621413
 AND 000 60 MI SC B0621421

     Account No: 10X 03                     Work Order:
Line 001 Keyword:                         Commodity Cd:       Tox #:

******************************************************************************
***                          PROJECT INFORMATION                           ***
******************************************************************************

   Project(s):    20969A    Item(s):          6   Cost:   1,183,733.00


                                    [FORD LOGO] Mini-FAX Transmittal   Date 3-23-95  Pages 2
                                    TO TOM WILSON               FROM   S. WILLEUMIER
                                    BLDG.          RM.          BLDG.           RM.
                                    TELEPHONE                   TELEPHONE 71636
                                    FAX NO.  57616              FAX NO.  27897
                                    11/90 1564



GRAP759B        C P A R S REQUEST TO PURCHASE (REQUISITION)  DIV: A PLT: 10
03/23/95

 Blanket No.      Requisition No.     Procurement No.     From Prior Doc.
BKBO 055834        RQ95 081R48            040929

****************************************************************************
***                             ADDENDA                                  ***
****************************************************************************


                                                                     VE4

         FOR ADDITIONAL INFORMATION, CONTACT: TOM WILSON 313-594-2156.










**Total Cost:    $1,183,733.00                               **Total Items:  1



-----------------  ------------------  -------------------  -----------------
APPROVAL           APPROVAL            APPROVAL             APPROVAL


                                                                PAGE:   2 OF 2

                                                                     *THESE ITEMS MUST APPEAR ON ALL SHIPPING AND BILLING
       [FORD LOGO]          Purchase Order                  *Blanket order number (if any)      *Purchase Order Number, or Release
                              REVISION                                                           Authorization when blanket order
                                                                                                 is entered

        BUYER AGREES TO PURCHASE AND RECEIVE                    BKBO 055834                        A 10 RL95 040929 001

                                                             F.O.B. (TITLE TRANSFER POINT)                   DATE OF ORDER
        NATIONAL TECHTEAM INC                                   DESTINATION                                     02/23/96 ***
        22000 GARRISON AVE
        DEARBORN        MI  48124                            TRANSPORTATION TERMS                            DELIVERY DATE
                                                                PREPAID                                         02/13/96

                                                             PAYMENT TERMS                                   SHIPPING POINT
                                                                NET 15TH AND 30TH PROX                          U.S.A.

        SELLER, agrees to sell and deliver                   ROUTING                                         FUNDS
        supplies and services specified herein                  SELLERS' DELIVERY                               FUNDS =USD

        *Ship to:                                     SALES AND USE TAXES                   *INVOICE TO:
                                                      DO NOT BILL SALES OR
        FORD MOTOR CO                                 USE TAX BECAUSE                       DO NOT INVOICE
        21500 OAKWOOD REC C BODY ENG                  PURCHASES ARE FOR                     ERS CODE 2
        DEARBORN                MI                    RESALE.                               SEE INSTRUCTIONS BELOW
        48121
                                                      See Section 15 for additional
                                                      information and instructions


        DO NOT INVOICE. FORD'S PAYMENT OBLIGATION IS AS SPECIFIED IN PURCHASE ORDER. IF A PRICE IS NOT CORRECT, SEND PRICE ADVICE WITHIN 10 CALENDAR DAYS OF SHIPMENT. MAIL OR FAX PRICE ADVICE TO: FORD MOTOR COMPANY, P.O. BOX 6015, DEARBORN, MI 48121, FAX: (313) 458-0153. IF PAYMENT DOES NOT AGREE WITH PRICE ADVICE, CONTACT PRICE ADVICE ADMINISTRATION AT
        (313) 458-0162. IF PAYMENT IS NOT RECEIVED OR PAYMENT REFLECTS INCORRECT QUANTITY, CONTACT REQUESTER SHOWN ON THIS ORDER. IF ORDER SPECIFIES PREPAID AND SUMMARY FREIGHT, INVOICE FREIGHT TO P.O. BOX 6015. DIRECT EVALUATED RECEIPT SETTLEMENT (ERS) OR PAYMENT INQUIRIES TO (313) 248-4860.

PURPOSE: MOVE PRODUCT DEVEL COMPUTERS AS REQUIRED BY FORD 2000 REORG.

DELIVERY DATE CHANGED FROM:                     TO:
07/20/97                                         02/13/96

-------------------------------------------------------------------------------
LINE#  *ITEM NUMBER*         QUANTITY*  U/M*       PRC/QTY U/M       UNIT PRICE
-------------------------------------------------------------------------------
***********************************DESCRIPTION*********************************
ITEM   MI SC  513742                    CHANGED FROM:       TO:
            QUANTITY         1                            QUANTITY         1
     UNIT OF MEASURE LOT                        UNIT OF MEASURE LOT
 EFF 02/13/96 PRICE      1183733.00000                   PRICE    1483733.00000

ITEM   MI SC  513742                    CONTINUED:
 PROVIDE THE FOLLOWING SERVICES TO ASSIST FORD MOTOR CO. IN PERFORMING 12,000 COMPUTER MOVES IN SUPPORT OF FORD 2000 IN THE GREATER DEARBORN AREA (PER
QUOTATION DATED 03-03-95 AND AMENDED 03-08-95):
* DE-INSTALL COMPUTERS AT BASE (ORIGINATING) LOCATION
* PACKAGE FOR TRANSPORT
* RE-INSTALL COMPUTERS AT NEW LOCATION (DESTINATION)
* LOAD SOFTWARE, CONFIGURE SYSTEM, PERFORM SYSTEM CHECK AND CHECKOUT TECHNICAL SPECIALIST CLASSIFICATIONS PERFORMING THIS CONTRACT INCLUDE, PER PRESENT NTT BLANKET ORDER: 0000 10 MI SC B0621407, 0000 30 MI SC B0621413 AND 000 60 MI SC B0621421

TOTAL ORDER PRICE CHANGED FROM:            TO:
      TOTAL PRICE      1183733.00000           TOTAL PRICE    1,483,733.00





                        REQUESTOR IS: TOM WILSON            (313)-594-2156
* SUPPLIER CODE - Q479D BUYER     IS: MARC MENDEN (4752)    (313)-337-3347
RQ96-044R16
PAGE 0001